               SALOMON BROTHERS
               INSTITUTIONAL
               SERIES FUNDS INC

               SEMI-ANNUAL REPORT

               AUGUST 31, 1998

------------------------------------------

               HIGH YIELD BOND FUND

               EMERGING MARKETS DEBT FUND

            --------------------------------



             ----------------------------------
               SALOMON BROTHERS ASSET MANAGEMENT
               ----------------------------------

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
-------------------------------------------------------------------------------

                                                               October 20, 1998

To Our Shareholders:

We are pleased to provide you with the semi-annual report for the Salomon Brothers Institutional High Yield Bond Fund and the Salomon Brothers Institutional Emerging Markets Debt Fund for the period ended August 31, 1998.

HIGH YIELD BOND FUND

The Salomon Brothers Institutional High Yield Bond Fund seeks to maximize total return by investing primarily in a portfolio of high-yield fixed income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the recognized rating services. For the six month period ending August 31, 1998, the Fund generated a return of - 3.10% versus a return of - 3.96% for the Salomon Brothers High Yield Market Index. From the Fund's inception (May 15, 1996) to date, the High Yield Bond Fund has outpaced the benchmark with an annualized return of 9.78% versus a 9.23% annualized return for the Index.

U.S. high-yield bond market spreads continued to remain stable through the beginning of 1998, supported in part by continuing strong inflows into mutual funds. As the U.S. bond market experienced a strengthening, Treasuries yielded some 100 basis points lower than the previous year. This lower interest rate environment attracted investors from around the world, as corporations and municipalities continued to issue debt at record rates.

In March, the high-yield bond market began to experience volatility as investors became increasingly concerned over events in Asia, Japan and Russia. As investor uncertainty exacerbated and world markets continued to deteriorate, volatility increased, with August being a particularly difficult and tumultuous month for the U.S. high-yield bond market. Led by the emerging markets, most domestic financial markets traded significantly lower. The Russian 'meltdown' drove vast amounts of capital from emerging markets debt, high yield debt and stocks to the safety of U.S. Treasuries, with the high-yield bond market suffering an outflow of over $2 billion from mutual funds. New issue activities ground to a halt toward the end of August, with net new issue supply totaling a mere $4.5 billion.

Throughout this period of volatility, the High Yield Bond Fund sought protection by focusing on higher quality issues of cash flow generating companies and through our active industry allocation process. During the particularly difficult month of August, the High Yield Bond Fund's underweightings in telecommunications and papers and overweighting in publishing positively impacted performance, while an overweighting to the energy sector negatively impacted performance during the month.

Although the high-yield bond market is exhibiting signs of a rebound, we believe this may be short-lived and are looking to invest in higher credit quality companies in non-cyclical industries. We do not believe the coming months will be as grim as 1990 when emerging markets debt spreads widened 1,000 basis points over U.S. Treasuries, for the following reasons: 1) there is no single broker/dealer dominating the high-yield bond market, as was the case with Drexel Lambert, which went bankrupt in 1990; 2) we foresee no major liquidation of high-yield paper by a major ownership class, like the savings and loan industry was forced to do in 1989 and 1990 and 3) finally, companies are more conservatively capitalized today going into a downturn compared with the highly leveraged companies which faced a recession in 1990. We do believe, however, that we probably have not yet seen the full impact of this global economic contraction, and remain cautious on the high-yield bond market.

EMERGING MARKETS DEBT FUND

The Salomon Brothers Institutional Emerging Markets Debt Fund seeks to maximize total return through primarily investing in debt securities of government related and corporate issuers located in emerging market countries. For the six month period ending August 31, 1998 the Fund produced a return of - 41.69%, underperforming the J.P. Morgan Emerging Markets Bond Index Plus which returned
 - 29.87% for the period. Since inception (October 17, 1996) to date, the Emerging Markets Debt Fund has produced an annualized return of - 14.53%, versus a - 15.18% annualized return for the Index.

Higher-than-normal volatility continued in the emerging markets debt market through the end of August 1998. Asian emerging markets debt yield spreads widened in early April as political uncertainty surfaced in Indonesia amid attempts to implement International Monetary Fund (IMF) economic reform recommendations. Meanwhile, Japan's economic and banking system problems became more prominent and led to a weakening of the Japanese Yen. This, in turn, spurred speculation of a Chinese currency devaluation. In a move to protect their currency, the Chinese monetary authorities raised interest rates, contributing to a slowing of their economy. Russia's dramatic decline during August devastated Russian dollar denominated bond prices (prices declined as much as 25% in a single day). In addition, the timing of the debt restructuring and devaluation, coming less than a month after Russia's latest IMF financing, shocked the market and caused a wide-spread sell-off across all emerging markets.

Emerging debt markets continue to be negatively impacted by the global trend of investors reducing their appetite for risk. Beginning with Asian currency problems in the fall of 1997 and compounded by the extended Japanese recession and recent weakness in U.S. equity prices, investors are demanding a higher risk premium for investing in credit sensitive fixed income assets. In this environment, countries whose fiscal or monetary fundamentals fall short of investor expectations are punished severely. Russia's problems occurred in this risk-averse investment environment. The investment environment limited the range of Russia's policy response and compounded the severity of the sell-off which spilled-over to all other emerging market credits.

We expect this highly volatile period for emerging markets debt to continue. The elements required for stability must come from a variety of sources both inside and outside the emerging debt markets. These elements range from an economic recovery in Japan and stability in U.S. equity prices to an end to political turmoil in Russia. When stability returns, emerging markets debt will again trade on credit fundamentals. Until then, we believe market volatility will continue to be extremely high and market sentiment will be negative.

We thank you for your participation in the Salomon Brothers Institutional Investment Series and look forward to helping you pursue your financial goals in the years to come.

Cordially,


/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman & President


/s/ PETER J. WILBY

Peter J. Wilby
Executive Vice President

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
PORTFOLIO OF INVESTMENTS
AUGUST 31, 1998 (UNAUDITED)

SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL                                                                     INTEREST    MATURITY
 AMOUNT                              DESCRIPTION                                RATE        DATE         VALUE
--------   ----------------------------------------------------------------   --------    --------    -----------

           CORPORATE BONDS -- 100.0%
           BASIC INDUSTRIES -- 9.3%
$150,000   AEI Holding.....................................................    10.000%    11/15/07    $   143,250
 250,000   Ball Corporation................................................     8.250     08/01/08        245,625
 100,000   Berry Plastics..................................................    12.250     04/15/04        105,125
 250,000   Envirosource....................................................     9.750     06/15/03        247,500
 250,000   Huntsman Packaging..............................................     9.125     10/01/07        241,250
 250,000   Indesco International...........................................     9.750     04/15/08        238,750
 250,000   Millar Western Forest...........................................     9.875     05/15/08        193,750
 500,000   Murrin Murrin Holdings..........................................     9.375     08/31/07        390,000
 250,000   PCI Chemicals...................................................     9.250     10/15/07        226,250
                                                                                                      -----------
                                                                                                        2,031,500
                                                                                                      -----------
           CONSUMER CYCLICALS -- 9.2%
 500,000   Cole National Group.............................................     8.625     08/15/07        490,000
 100,000   Hills Stores....................................................    12.500     07/01/03         64,000
 250,000   HMH Properties..................................................     7.875     08/01/08        240,000
 500,000   Maxim Group.....................................................     9.250     10/15/07        495,000
 500,000   Musicland Group.................................................     9.000     06/15/03        470,000
 250,000   Prime Hospitality...............................................     9.750     04/01/07        250,000
                                                                                                      -----------
                                                                                                        2,009,000
                                                                                                      -----------
           CONSUMER NON-CYCLICALS -- 19.8%
 350,000   Delta Beverage Group............................................     9.750     12/15/03        353,500
 250,000   French Fragrances...............................................    10.375     05/15/07        262,500
 100,000   Graham-Field Health Products....................................     9.750     08/15/07         89,000
 250,000   Grand Casinos...................................................     9.000     10/15/04        265,000
 500,000   Imperial Holly..................................................     9.750     12/15/07        487,500
 500,000   Jafra Cosmetics International...................................    11.750     05/01/08        482,500
 100,000   North Altlantic Trading.........................................    11.000     06/15/04         94,750
 500,000   Packaged Ice....................................................     9.750     02/01/05        480,000
 250,000   Prime Medical Services..........................................     8.750     04/01/08        245,000
 200,000   Revlon Worldwide(a).............................................     9.718     03/15/01        145,000
 250,000   SC International Services.......................................     9.250     09/01/07        242,500
 100,000   Shop Vac........................................................    10.625     09/01/03        106,000
 200,000   Stroh Brewery...................................................    11.100     07/01/06         99,500
 500,000   Universal Hospital Services.....................................    10.250     03/01/08        490,000
 250,000   Windmere-Durable................................................    10.000     07/31/08        240,000
 250,000   Windy Hill......................................................     9.750     05/15/07        256,250
                                                                                                      -----------
                                                                                                        4,339,000
                                                                                                      -----------
           DATA TECHNOLOGY/INFORMATION SERVICES -- 1.4%
 250,000   Amphenol........................................................     9.875     05/15/07        247,500
 100,000   DecisionOne Holdings
             (Zero Coupon until 08/01/02, 11.500% thereafter)(a)...........    10.092     08/01/08         53,000
                                                                                                      -----------
                                                                                                          300,500
                                                                                                      -----------

                See accompanying notes to financial statements.
                                                                          PAGE 3

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
PORTFOLIO OF INVESTMENTS
AUGUST 31, 1998 (UNAUDITED)

SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL                                                                     INTEREST    MATURITY
 AMOUNT                              DESCRIPTION                                RATE        DATE         VALUE
--------   ----------------------------------------------------------------   --------    --------    -----------
           ENERGY -- 5.3%
$250,000   Costilla Energy.................................................    10.250%    10/01/06    $   225,000
 250,000   Dailey International............................................     9.500     02/15/08        201,250
 100,000   Dawson Product Services.........................................     9.375     02/01/07         98,500
 250,000   Frontier Oil....................................................     9.125     02/15/06        232,500
 100,000   National Energy Group...........................................    10.750     11/01/06         54,000
 200,000   Offshore Logistics..............................................     7.875     01/15/08        186,000
 250,000   Transamerican Energy............................................    11.500     06/15/02        160,000
                                                                                                      -----------
                                                                                                        1,157,250
                                                                                                      -----------
           FINANCIAL/LEASING -- 4.1%
 250,000   ATC Group Services..............................................    12.000     01/15/08        221,250
 500,000   Morgan Stanley Aircraft Finance.................................     8.700     03/15/23        450,000
 250,000   Nationwide Credit...............................................    10.250     01/15/08        238,750
                                                                                                      -----------
                                                                                                          910,000
                                                                                                      -----------
           HOUSING RELATED -- 3.3%
 500,000   Forest City Enterprises.........................................     8.500     03/15/08        490,000
 250,000   Nortek..........................................................     8.875     08/01/08        236,250
                                                                                                      -----------
                                                                                                          726,250
                                                                                                      -----------
           MANUFACTURING -- 13.6%
  50,000   Alvey Systems...................................................    11.375     01/31/03         52,500
 500,000   Axiohm Transaction Solution.....................................     9.750     10/01/07        468,750
 500,000   Derby Cycle/Lyon Cycle..........................................    10.000     05/15/08        432,500
 125,000   Furon...........................................................     8.125     03/01/08        121,250
 250,000   High Voltage Engineering........................................    10.500     08/15/04        238,750
 250,000   Insilco.........................................................    10.250     08/15/07        248,750
 250,000   International Utility Structures................................    10.750     02/01/08        238,750
 500,000   Polymer Group...................................................     8.750     03/01/08        460,000
 500,000   Stellex Industries..............................................     9.500     11/01/07        470,000
 250,000   Stena AB........................................................    10.500     12/15/05        260,000
                                                                                                      -----------
                                                                                                        2,991,250
                                                                                                      -----------
           MEDIA -- 22.6%
 500,000   Adelphia Communications, Series B...............................     9.875     03/01/07        530,000
 250,000   Falcon Holding Group
             (Zero Coupon until 04/15/03, 9.285%
             thereafter)(a)................................................     9.285     04/15/10        160,000
 375,000   Granite Broadcasting............................................     8.875     05/15/08        360,000
 500,000   GST Telecom
             (Zero Coupon until 05/01/03, 10.500%
             thereafter)(a)................................................    10.500     05/01/08        270,000
 100,000   Hollinger International Publishing..............................     9.250     02/01/06         99,000
 150,000   Hollinger International Publishing..............................     9.250     03/15/07        150,000

                See accompanying notes to financial statements.
PAGE 4

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
PORTFOLIO OF INVESTMENTS
AUGUST 31, 1998 (UNAUDITED)

SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND (CONCLUDED)
--------------------------------------------------------------------------------

PRINCIPAL                                                                         INTEREST    MATURITY
 AMOUNT                           DESCRIPTION                                       RATE        DATE         VALUE
--------   ---------------------------------------------------------              --------    --------    -----------
           MEDIA -- CONTINUED
$250,000   ICG Holdings
             (Zero Coupon until 09/15/00, 13.500%
             thereafter)(a).........................................               11.459%    09/15/05    $   192,500
 375,000   Intermedia Communication.................................                8.600     06/01/08        356,250
 500,000   International CableTel
             (Zero Coupon until 02/01/01, 11.500%
             thereafter)(a).........................................               11.804     02/01/06        375,000
 500,000   LIN Television...........................................                8.375     03/01/08        485,000
 150,000   Marcus Cable
             (Zero Coupon until 06/15/00, 14.250%
             thereafter)(a).........................................               13.316     12/15/05        141,000
 250,000   Mastec...................................................                7.750     02/01/08        235,000
 125,000   Mediacom.................................................                8.500     04/15/08        119,375
 500,000   Nextel Communications
             (Zero Coupon until 02/15/03, 9.950%
             thereafter)(a).........................................                9.950     02/15/08        285,000
 250,000   Nextlink Communications..................................                9.000     03/15/08        246,250
 250,000   Perry-Judd...............................................               10.625     12/15/07        251,250
 600,000   United International Holdings
             (Zero Coupon until 02/15/03, 10.750%
             thereafter)(a).........................................               10.153     02/15/08        270,000
 750,000   Viatel
             (Zero Coupon until 04/15/03, 12.500%
             thereafter)(a).........................................               11.210     04/15/08        435,000
                                                                                                          -----------
                                                                                                            4,960,625
                                                                                                          -----------
           SERVICES/OTHER -- 7.3%
 400,000   Allied Waste
             (Zero Coupon until 06/01/02, 11.300%
             thereafter)(a).........................................       9.400 -  11.300    06/01/07        298,000
 250,000   Kindercare Learning Centers..............................                9.500     02/15/09        245,000
 250,000   LES......................................................                9.250     06/01/08        247,500
 250,000   Loomis Fargo.............................................               10.000     01/15/04        242,500
 100,000   Norcal Waste Systems*....................................               13.500     11/15/05        115,500
 500,000   Sitel....................................................                9.250     03/15/06        460,000
                                                                                                          -----------
                                                                                                            1,608,500
                                                                                                          -----------
           TRANSPORTATION -- 4.1%
 250,000   Atlantic Express Transportation..........................               10.750     02/01/04        261,250
 500,000   Enterprises Shipholding..................................                8.875     05/01/08        460,000
 150,000   Holt Group...............................................                9.750     01/15/06        135,000
 100,000   TFM
             (Zero Coupon until 06/15/02, 11.750%
             thereafter)(a).........................................               11.398     06/15/09         51,000
                                                                                                          -----------
                                                                                                              907,250
                                                                                                          -----------
           TOTAL INVESTMENTS -- 100.0%
             (cost -- $23,697,721)..................................                                      $21,941,125
                                                                                                          -----------
                                                                                                          -----------

------------------------

  * Interest rate shown reflects current rate on instrument with variable rate or step coupon rate.
 (a) Zero or step coupon bond. Interest rate shown reflects yield to maturity on date of purchase.

                See accompanying notes to financial statements.
                                                                          PAGE 5

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
PORTFOLIO OF INVESTMENTS
AUGUST 31, 1998 (UNAUDITED)

SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND
--------------------------------------------------------------------------------

     PRINCIPAL                                                                INTEREST    MATURITY
     AMOUNT(A)                           DESCRIPTION                            RATE        DATE         VALUE
     ----------   ---------------------------------------------------------   --------    --------    -----------

                  SOVEREIGN BONDS -- 88.9%
                  ARGENTINA -- 15.5%
ARS   1,108,891   Republic of Argentina, Bocon Pro l*......................     3.087%    04/01/07    $   553,329
        250,000   Republic of Argentina, Global Bond.......................    11.750     02/12/07        125,313
      1,100,000   Republic of Argentina, Global Bond.......................    11.750     02/12/07        551,375
      1,550,000   Republic of Argentina, Global Bond.......................    11.375     01/30/17      1,131,500
                                                                                                      -----------
                                                                                                        2,361,517
                                                                                                      -----------
                  BRAZIL -- 16.7%
      2,581,486   Federal Republic of Brazil, Capitalization
                    Bond (b)...............................................     8.000     04/15/14      1,331,078
      2,182,500   Federal Republic of Brazil, Global Bond..................     6.625     04/15/06      1,205,831
                                                                                                      -----------
                                                                                                        2,536,909
                                                                                                      -----------
                  BULGARIA -- 3.8%
        700,000   Republic of Bulgaria, IAB*...............................     6.688     07/28/11        302,750
        500,000   Republic of Bulgaria, Discount Bond, Series A*...........     6.688     07/28/24        284,063
                                                                                                      -----------
                                                                                                          586,813
                                                                                                      -----------
                  COSTA RICA -- 1.1%
        200,000   Banco Central Costa Rica.................................     6.250     05/21/15        160,000
                                                                                                      -----------

                  CROATIA -- 2.2%
        500,000   Republic of Croatia, FRN Series A*.......................     6.500     07/31/10        340,000
                                                                                                      -----------

                  ECUADOR -- 4.8%
      1,250,000   Republic of Ecuador, Par Bond............................     3.500     02/28/25        512,500
        622,407   Republic of Ecuador, PDI Bond*(b)........................     6.625     02/27/15        194,502
         56,584   Republic of Ecuador, Registered PDI Bond*(b).............     6.625     02/27/15         17,682
                                                                                                      -----------
                                                                                                          724,684
                                                                                                      -----------
                  IVORY COAST -- 0.2%
        325,000   Republic of Ivory Coast, FLIRB*..........................     2.000     03/29/18         37,375
                                                                                                      -----------

                  MEXICO -- 4.9%
        875,000   United Mexico States, Global Bond........................    11.500     05/15/26        738,828
                                                                                                      -----------
                  PANAMA -- 5.2%
        250,000   Republic of Panama, Global Bond..........................     8.875     09/30/27        189,813
        700,000   Republic of Panama, IRB*.................................     4.000     07/17/14        434,000
        263,667   Republic of Panama, PDI Bond*(b).........................     6.688     07/17/16        174,844
                                                                                                      -----------
                                                                                                          798,657
                                                                                                      -----------

                See accompanying notes to financial statements.
PAGE 6

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
PORTFOLIO OF INVESTMENTS
AUGUST 31, 1998 (UNAUDITED)
SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND (CONTINUED)
--------------------------------------------------------------------------------

     PRINCIPAL                                                                INTEREST    MATURITY
     AMOUNT(A)                           DESCRIPTION                            RATE        DATE         VALUE
     ----------   ---------------------------------------------------------   --------    --------    -----------
                  PERU -- 5.6%
      1,750,000   Government of Peru, FLIRB*...............................     3.250%    03/07/17    $   717,500
        225,000   Government of Peru, PDI Bond*............................     4.000     03/07/17        106,875
         50,000   Government of Peru, Registered PDI Bond*.................     4.000     03/07/17         23,750
                                                                                                      -----------
                                                                                                          848,125
                                                                                                      -----------
                  PHILIPPINES -- 4.2%
        650,000   Republic of the Philippines, Global Bond.................     8.875     04/15/08        468,000
        250,000   Republic of the Philippines, Global Bond.................     8.750     10/07/16        173,750
                                                                                                      -----------
                                                                                                          641,750
                                                                                                      -----------
                  RUSSIA -- 8.0%
      1,600,000   Russian Government, Global Bond..........................    11.750     06/10/03        390,000
      1,075,000   Russian Government, Global Bond..........................     8.750     07/24/05        225,750
      2,475,000   Russian Government, Global Bond..........................    12.750     06/24/28        594,000
         50,873   Russian Government, IAN*.................................     6.625     12/15/15          6,868
                                                                                                      -----------
                                                                                                        1,216,618
                                                                                                      -----------
                  SOUTH KOREA -- 6.1%
        150,000   Export-Import Bank of Korea, Global Bond.................     7.250     06/25/01        121,613
         45,000   Export-Import Bank of Korea, Global Bond.................     6.500     02/10/02         34,115
         75,000   Korea Development Bank, Global Bond......................     7.900     02/01/02         59,636
        225,000   Korea Development Bank, Global Bond......................     6.625     11/21/03        154,316
        790,000   Republic of Korea, Global Bond...........................     8.875     04/15/08        558,431
                                                                                                      -----------
                                                                                                          928,111
                                                                                                      -----------
                  VENEZUELA -- 10.6%
      1,357,140   Republic of Venezuela, DCB, Series DL*...................     6.625     12/18/07        542,008
      2,600,000   Republic of Venezuela, Global Bond.......................     9.250     09/15/27      1,075,750
                                                                                                      -----------
                                                                                                        1,617,758
                                                                                                      -----------
                  TOTAL SOVEREIGN BONDS
                    (cost -- $20,534,420).........................................................     13,537,145
                                                                                                      -----------

                  LOAN PARTICIPATIONS -- 11.1%
                  ALGERIA -- 0.4%
         54,545   The People's Democratic Republic of Algeria,
                    Tranche 1*(c) (Chase Manhattan Bank)...................     6.938     09/04/06         32,727
         36,364   The People's Democratic Republic of Algeria,
                    Tranche A*(c) (Chase Manhattan Bank)...................     6.938     03/06/00         30,182
                                                                                                      -----------
                                                                                                           62,909
                                                                                                      -----------
                  MOROCCO -- 5.5%
      1,350,000   Kingdom of Morocco, Tranche A*(c)
                    (BankBoston, Chase Manhattan Bank,
                    J.P. Morgan, Merrill Lynch, Pierce, Fenner
                    and Smith).............................................     6.563     01/01/09        830,250
                                                                                                      -----------

                See accompanying notes to financial statements.
                                                                          PAGE 7

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
PORTFOLIO OF INVESTMENTS
AUGUST 31, 1998 (UNAUDITED)
SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND (CONCLUDED)
--------------------------------------------------------------------------------

     PRINCIPAL                                                                INTEREST    MATURITY
     AMOUNT(A)                           DESCRIPTION                            RATE        DATE         VALUE
     ----------   ---------------------------------------------------------   --------    --------    -----------
                  RUSSIA -- 5.2%
      8,025,000   Russian Government, Principal Loan*(c)(d)
                    (Bank of America, Chase Manhattan Bank,
                    Goldman Sachs, ING Barings, J.P. Morgan)...............     6.625%    12/15/20    $   793,429
                                                                                                      -----------
                  TOTAL LOAN PARTICIPATIONS
                      (cost -- $5,610,120)........................................................      1,686,588
                                                                                                      -----------
                  TOTAL INVESTMENTS -- 100.0%
                      (cost -- $26,144,540).......................................................    $15,223,733
                                                                                                      -----------
                                                                                                      -----------

------------------------

  * Interest rate shown reflects current rate on instrument with variable rate or step coupon rate.
 (a) Principal denominated in U.S. dollars unless otherwise indicated.
 (b) Payment-in-kind security for which all or part of the interest earned is paid by the issuance of additional bonds.
 (c) Participation interest was acquired through the financial institutions indicated parenthetically.
 (d) Portion of income is capitalized as Russian Government Interest in Arrears Notes.

Abbreviations used in this statement:

ARS       -- Argentinian Peso.
BOCON     -- Bonos De Consolidacion
DCB       -- Debt Conversion Bonds.
FLIRB     -- Front-Loaded Interest Reduction Bonds.
FRN       -- Floating Rate Notes.
IAB       -- Interest Arrears Bonds.
IAN       -- Interest Arrears Notes.
IRB       -- Interest Reduction Bonds.
PDI       -- Past Due Interest.

                See accompanying notes to financial statements.
PAGE 8

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
STATEMENTS OF ASSETS AND LIABILITIES
AUGUST 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                       EMERGING
                                                                                      HIGH YIELD       MARKETS
                                                                                      BOND FUND       DEBT FUND
                                                                                     ------------    ------------

ASSETS:
     Investments, at value (Note A)...............................................   $ 21,941,125    $ 15,223,733
     Cash.........................................................................        884,902         505,868
     Receivable for securities sold...............................................        --            1,750,602
     Interest receivable..........................................................        544,605         661,371
     Receivable from investment manager...........................................         45,418          12,353
     Deferred organization expense................................................         34,472          39,886
                                                                                     ------------    ------------
          Total assets............................................................     23,450,522      18,193,813
                                                                                     ------------    ------------
LIABILITIES:
     Payable for securities purchased.............................................        --              471,344
     Accrued expenses and other liabilities.......................................         34,759          74,163
                                                                                     ------------    ------------
          Total liabilities.......................................................         34,759         545,507
                                                                                     ------------    ------------
NET ASSETS........................................................................   $ 23,415,763    $ 17,648,306
                                                                                     ------------    ------------
                                                                                     ------------    ------------
NET ASSETS CONSIST OF:
     Paid-in capital..............................................................   $ 23,852,534    $ 30,242,531
     Undistributed net investment income..........................................      1,248,951       1,298,202
     Accumulated net realized gain (loss) on investments and foreign currency
      transactions................................................................         70,874      (2,899,733)
     Net unrealized depreciation on investments...................................     (1,756,596)    (10,992,694)
                                                                                     ------------    ------------
NET ASSETS........................................................................   $ 23,415,763    $ 17,648,306
                                                                                     ------------    ------------
                                                                                     ------------    ------------
SHARES OUTSTANDING (Note B).......................................................      2,498,254       4,190,690
                                                                                     ------------    ------------
                                                                                     ------------    ------------
NET ASSET VALUE PER SHARE.........................................................   $       9.37    $       4.21
                                                                                     ------------    ------------
                                                                                     ------------    ------------
Note A: Cost of investments.......................................................   $ 23,697,721    $ 26,144,540
                                                                                     ------------    ------------
                                                                                     ------------    ------------
Note B: Par value.................................................................   $      0.001    $      0.001
                                                                                     ------------    ------------
                                                                                     ------------    ------------

Authorized shares of 10,000,000,000 for the Institutional Series Funds.

                See accompanying notes to financial statements.
                                                                          PAGE 9

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                       EMERGING
                                                                                      HIGH YIELD       MARKETS
                                                                                       BOND FUND      DEBT FUND
                                                                                      -----------    ------------

INCOME:
     Interest......................................................................   $ 1,187,211    $  1,320,576
                                                                                      -----------    ------------
EXPENSES:
     Management fee................................................................        66,518          79,704
     Custody and administration fees...............................................        71,024          66,176
     Audit and tax return preparation fees.........................................        19,504          12,024
     Printing......................................................................         6,992           3,312
     Amortization of organization expenses.........................................         6,427           6,427
     Registration and filing fees..................................................         4,705           1,715
     Legal.........................................................................         4,232           2,576
     Directors' fees and expenses..................................................         3,864           3,864
     Other.........................................................................         1,840           1,656
                                                                                      -----------    ------------
                                                                                          185,106         177,454
     Management fee waived and expenses absorbed by investment manager.............      (111,936)        (92,057)
                                                                                      -----------    ------------
     Net expenses..................................................................        73,170          85,397
                                                                                      -----------    ------------
NET INVESTMENT INCOME..............................................................     1,114,041       1,235,179
                                                                                      -----------    ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized loss on:
     Investments...................................................................       (40,282)     (2,428,176)
     Foreign currency transaction..................................................       --                 (114)
                                                                                      -----------    ------------
                                                                                          (40,282)     (2,428,290)
                                                                                      -----------    ------------
  Net change in unrealized appreciation (depreciation) on
     Investments...................................................................    (1,864,698)    (11,444,884)
                                                                                      -----------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)............................................    (1,904,980)    (13,873,174)
                                                                                      -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS..............................   $  (790,939)   $(12,637,995)
                                                                                      -----------    ------------
                                                                                      -----------    ------------

                See accompanying notes to financial statements.
PAGE 10

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
STATEMENTS OF CHANGES IN NET ASSETS
HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

                                                                                       AUGUST 31,      FEBRUARY
FOR THE SIX MONTHS ENDED (UNAUDITED) AND THE YEAR ENDED:                                  1998         28, 1998
                                                                                      ------------    -----------
OPERATIONS:
     Net investment income.........................................................   $  1,114,041    $   587,636
     Net realized gain (loss) on investments.......................................        (40,282)       314,821
     Net change in unrealized appreciation (depreciation) on investments...........     (1,864,698)      (125,232)
                                                                                      ------------    -----------
     Net increase (decrease) in net assets from operations.........................       (790,939)       777,225
                                                                                      ------------    -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
     Dividends from net investment income..........................................        --            (572,322)
     Distributions from net realized gains.........................................        --            (380,672)
                                                                                      ------------    -----------
                                                                                           --            (952,994)
                                                                                      ------------    -----------
CAPITAL SHARE TRANSACTIONS:
     Net proceeds from sales of shares.............................................     13,672,511     21,239,234
     Net asset value of shares issued in reinvestment of dividends.................        --             945,321
     Cost of shares reaquired......................................................    (12,129,569)    (5,919,811)
                                                                                      ------------    -----------
     Change in net assets resulting from capital share transactions................      1,542,942     16,264,744
                                                                                      ------------    -----------
NET INCREASE IN NET ASSETS.........................................................        752,003     16,088,975
                                                                                      ------------    -----------
NET ASSETS:
     Beginning of period...........................................................     22,663,760      6,574,785
                                                                                      ------------    -----------
     End of period*................................................................   $ 23,415,763    $22,663,760
                                                                                      ------------    -----------
                                                                                      ------------    -----------
     *Including undistributed net investment income of.............................   $  1,248,951    $   134,910
                                                                                      ------------    -----------
                                                                                      ------------    -----------

                See accompanying notes to financial statements.
                                                                         PAGE 11

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
STATEMENTS OF CHANGES IN NET ASSETS
EMERGING MARKETS DEBT FUND
--------------------------------------------------------------------------------

                                                                                      AUGUST 31,     FEBRUARY 28,
FOR THE SIX MONTHS ENDED (UNAUDITED) AND THE YEAR ENDED:                                 1998            1998
                                                                                     ------------    ------------
OPERATIONS:
     Net investment income........................................................   $  1,235,179    $    927,845
     Net realized gain (loss) on investments and foreign currency transactions....     (2,428,290)        920,411
     Net change in unrealized appreciation (depreciation) on investments and other
      assets......................................................................    (11,444,884)        200,487
                                                                                     ------------    ------------
     Net increase (decrease) in net assets from operations........................    (12,637,995)      2,048,743
                                                                                     ------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
     Dividends from net investment income.........................................        --             (869,966)
     Distributions from net realized gains........................................        --           (1,682,804)
                                                                                     ------------    ------------
                                                                                          --           (2,552,770)
                                                                                     ------------    ------------
CAPITAL SHARE TRANSACTIONS:
     Proceeds from sales of shares................................................     16,366,902      18,263,159
     Net asset value of shares issued in reinvestment of dividends................        --            2,493,021
     Cost of shares reacquired....................................................       (676,936)    (11,866,441)
                                                                                     ------------    ------------
     Change in net assets resulting from capital share transactions...............     15,689,966       8,889,739
                                                                                     ------------    ------------
NET INCREASE IN NET ASSETS........................................................      3,051,971       8,385,712
                                                                                     ------------    ------------
NET ASSETS:
     Beginning of period..........................................................     14,596,335       6,210,623
                                                                                     ------------    ------------
     End of period*...............................................................   $ 17,648,306    $ 14,596,335
                                                                                     ------------    ------------
                                                                                     ------------    ------------
     *Including undistributed net investment income of............................   $  1,298,202    $     63,023
                                                                                     ------------    ------------
                                                                                     ------------    ------------

                See accompanying notes to financial statements.
PAGE 12

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Salomon Brothers Institutional High Yield Bond Fund (the 'High Yield Bond Fund') and Salomon Brothers Institutional Emerging Markets Debt Fund (the 'Emerging Markets Debt Fund') are portfolios constituting the Salomon Brothers Institutional Series Funds Inc (the 'Institutional Series'). The Institutional Series is an open-end investment company incorporated in Maryland on January 19, 1996. Each Fund has a specific investment objective: the High Yield Bond Fund's objective is to maximize total return by investing primarily in a portfolio of high yield fixed-income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the recognized rating services; the Emerging Markets Debt Fund's objective is to maximize total return by investing primarily in debt securities of government, government related and corporate issuers located in emerging market countries.

The following is a summary of significant accounting policies followed by the Institutional Series in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ('GAAP'). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

     (A) INVESTMENT VALUATION. Portfolio securities listed or traded on national securities exchanges, or reported on the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked price. Debt securities are valued by using either market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Publicly traded sovereign bonds are typically traded internationally on the over-the-counter market and are valued at the mean of the last current bid and asked price as of the close of business of that market. Short-term securities with less than 60 days remaining to maturity when acquired by a Fund are valued at amortized cost which approximates market value. If a Fund acquires such securities with more than 60 days remaining to maturity, they will be valued at current market value until the 60th day prior to maturity, and will then be valued on an amortized cost basis.

     Securities for which reliable quotations or prices from pricing services are not readily available (as may be the case for securities of limited marketability) and all other assets are valued at their respective fair value as determined in good faith by, or under procedures established by, the Board of Directors.

     (B) OPTION CONTRACTS. When a Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund exercises an option or enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

     (C) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is each Fund's policy that the Fund take possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

     (D) FOREIGN CURRENCY TRANSLATION. The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

     (E) FORWARD FOREIGN CURRENCY CONTRACTS. Each Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the value of portfolio securities. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

     (F) LOAN PARTICIPATIONS. Each Fund may invest in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ('lender'). The market value of the Emerging Markets Debt Fund's loan participations at August 31, 1998 was $1,686,588.

     (G) FEDERAL INCOME TAXES. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing all of its income, including any net realized gains, to shareholders. Therefore, no Federal income tax or excise tax provision is required.

     (H) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Each Fund declares dividends from net investment income annually. Distributions of net realized gains to shareholders of each Fund, if any, are declared at least annually. Dividends and distributions to shareholders of each Fund are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP. These differences are due primarily to differences in the treatment of foreign currency gains/losses, deferral of wash sales, and post-October losses incurred by each Fund. Permanent book/tax differences are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and distributions in excess of net realized capital gains.

     (I) EXPENSES. Direct expenses are charged to the Fund that incurred them, and general expenses of the Institutional Series are allocated to the Funds based on each Fund's relative net assets.

     (J) ORGANIZATIONAL COSTS. Certain costs incurred in connection with each Fund's organization have been deferred and are being amortized by the Funds over a 60 month period from the date each Fund commenced investment operations. In the event that any of the initial shares purchased by SBAM are redeemed, proceeds of such redemption will be reduced by the proportionate amount of the unamortized deferred organization costs which the number of shares redeemed bears to the total number of initial shares purchased.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

     (K) OTHER. Investment transactions are recorded as of the trade date. Interest income, including the accretion of discounts or amortization of premiums, is recognized when earned. Gains or losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis.

2. MANAGEMENT FEE AND OTHER AGREEMENTS

Each Fund retains SBAM, a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ('SSBH'), to act as investment manager of each Fund, subject to the supervision by the Board of Directors of the Institutional Series. The management agreement with SBAM was most recently approved by shareholders at a special meeting held on January 14, 1998. Approval of the agreement was necessary due to the merger of Salomon Inc, which had been the ultimate parent company of the investment manager, with and into SSBH, which occurred on November 28, 1997. Among other things, SBAM furnishes the Funds with office space and certain services and facilities required for conducting the business of the Funds, and pays the compensation of its officers. The management fee for these services for each Fund is payable monthly and is based on the following annual percentages of each Fund's average daily net assets: .50% for the High Yield Bond Fund and .70% for the Emerging Markets Debt Fund.

For the six months ended August 31, 1998, SBAM waived management fees of $66,518 and $79,704 for the High Yield Bond Fund and Emerging Markets Debt Fund, respectively, and voluntarily absorbed expenses of $45,418 and $12,353 for the High Yield Bond Fund and Emerging Markets Debt Fund, respectively.

Investors Bank & Trust Company ('IBT') serves as custodian and administrator for each Fund, which includes performing certain administrative services in connection with the operation of each Fund.

3. CAPITAL STOCK

At August 31, 1998, the Institutional Series had 10,000,000,000 shares of authorized capital stock, par value $.001 per share. Transactions in Fund shares for the periods indicated were as follows:

For the Six Months Ended August 31, 1998:

                                                                        HIGH       EMERGING
                                                                        YIELD       MARKETS
                                                                      BOND FUND    DEBT FUND
                                                                      ---------    ---------

Shares sold........................................................   1,382,746    2,286,684
Shares issued as reinvestment......................................      --           --
Shares redeemed....................................................   1,228,191     119,059
                                                                      ---------    ---------
Net increase.......................................................    154,555     2,167,625
                                                                      ---------    ---------
                                                                      ---------    ---------

For the Year Ended February 28, 1998:

                                                                        HIGH       EMERGING
                                                                        YIELD       MARKETS
                                                                      BOND FUND    DEBT FUND
                                                                      ---------    ---------

Shares sold........................................................   2,215,772    2,206,977
Shares issued as reinvestment......................................     95,040      341,053
Shares redeemed....................................................    558,020     1,094,258
                                                                      ---------    ---------
Net increase.......................................................   1,752,792    1,453,772
                                                                      ---------    ---------
                                                                      ---------    ---------

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

4. PORTFOLIO ACTIVITY

Cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the six months ended August 31, 1998 were as follows:

                                                                   PURCHASES        SALES
                                                                  -----------    -----------

High Yield Bond Fund...........................................   $23,112,970    $51,379,264
                                                                  -----------    -----------
                                                                  -----------    -----------
Emerging Markets Debt Fund.....................................   $16,346,226    $33,618,677
                                                                  -----------    -----------
                                                                  -----------    -----------

5. PORTFOLIO INVESTMENT RISKS

CREDIT AND MARKET RISK. Funds that invest in emerging markets and high-yield debt instruments are subject to certain credit and market risks. The yields of debt obligations reflect, among other things, perceived credit risk. Securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes in emerging market countries may have disruptive effects on the market prices of investments held by the Funds.

The Funds' investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Foreign securities and currency transactions involve certain considerations and risks not typically associated with those of U.S. Dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK. Each Fund may enter into forward foreign currency contracts ('forward contracts') to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. The High Yield Bond Fund and Emerging Markets Debt Fund may invest in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. A risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
--------------------------------------------------------------------------------

6. TAX INFORMATION

At August 31, 1998, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held in each Fund were as follows:

                                                                GROSS           GROSS            NET
                                               AGGREGATE      UNREALIZED      UNREALIZED      UNREALIZED
                                                 COST        APPRECIATION    DEPRECIATION    DEPRECIATION
                                              -----------    ------------    ------------    ------------

High Yield Bond Fund.......................   $23,697,721      $ 44,064      $  1,800,660    $  1,756,596
Emerging Markets Debt Fund.................   $26,144,540      $ --          $ 10,920,807    $ 10,920,807

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
FINANCIAL HIGHLIGHTS
SELECTED DATA PER SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

                                                 HIGH YIELD BOND FUND                     EMERGING MARKETS DEBT FUND
                                       -----------------------------------------   -----------------------------------------
                                           SIX                                         SIX
                                         MONTHS                                      MONTHS
                                          ENDED          YEAR          PERIOD         ENDED          YEAR          PERIOD
                                       AUGUST 31,       ENDED          ENDED       AUGUST 31,       ENDED          ENDED
                                          1998       FEBRUARY 28,   FEBRUARY 28,      1998       FEBRUARY 28,   FEBRUARY 28,
                                       (UNAUDITED)       1998         1997(A)      (UNAUDITED)       1998         1997(B)
                                       -----------   ------------   ------------   -----------   ------------   ------------
Net asset value, beginning of
  period.............................    $  9.67       $  11.13       $  10.00       $  7.21       $  10.91       $  10.00
                                       -----------   ------------   ------------   -----------   ------------   ------------
     Net investment income...........       0.44           1.51           0.57          0.28           1.69           0.35
     Net gain (loss) on investments
       (both realized and
       unrealized)...................      (0.74)         (0.34)          0.93         (3.28)         (0.27)          0.78
                                       -----------   ------------   ------------   -----------   ------------   ------------
          Total from investment
            operations...............      (0.30)          1.17           1.50         (3.00)          1.42           1.13
                                       -----------   ------------   ------------   -----------   ------------   ------------
     Dividends from net investment
       income........................     --              (1.66)         (0.36)       --              (1.77)         (0.20)
     Distributions from net realized
       gain on investments...........     --              (0.97)         (0.01)       --              (3.35)         (0.02)
                                       -----------   ------------   ------------   -----------   ------------   ------------
          Total dividends and
            distributions............     --              (2.63)         (0.37)       --              (5.12)         (0.22)
                                       -----------   ------------   ------------   -----------   ------------   ------------
Net asset value, end of period.......    $  9.37       $   9.67       $  11.13       $  4.21       $   7.21       $  10.91
                                       -----------   ------------   ------------   -----------   ------------   ------------
                                       -----------   ------------   ------------   -----------   ------------   ------------
Net assets, end of period
  (thousands)........................    $23,416       $ 22,664       $  6,575       $17,648       $ 14,596       $  6,211
Total return*........................       -3.1%         +11.1%         +15.1%        -41.7%         +14.6%         +11.4%
Ratios to average net assets:
     Expenses........................       0.55%**        0.55%          0.55%**       0.75%**        0.75%          0.75%**
     Net investment income...........       8.38%**        9.10%          9.36%**      10.85%**        8.53%          8.94%**
Portfolio turnover rate..............         71%           189%           151%          166%           549%           136%
Before waiver of management fee,
  expenses absorbed by SBAM and
  credits earned from and fees waived
  by the custodian, net investment
  income per share and expense ratios
  would have been:
     Net investment income per
       share.........................    $  0.40       $   0.93       $   0.29       $  0.26       $   1.18       $   0.08
     Expense ratio...................       1.39%**        4.03%          5.22%**       1.56%**        3.34%          7.57%**

------------------------
(a) The High Yield Bond Fund's commencement of investment operations was May 15, 1996.

(b) The Emerging Markets Debt Fund's commencement of investment operations was October 17, 1996.

 * Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period reported. Total return calculated for a period of less than one year is not annualized.

 ** Annualized.

                See accompanying notes to financial statements.
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TELEPHONE
1-888-777-0102, TOLL FREE

DISTRIBUTOR
CFBDS, INC
21 Milk Street
Boston, Massachusetts 02109-5408

INVESTMENT MANAGER
Salomon Brothers Asset Management Inc
Seven World Trade Center
New York, New York 10048

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

DIVIDEND DISBURSING AND TRANSFER AGENT
First Data Investor Services Group, Inc.
53 State Street
Boston, Massachusetts 02109-2873

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, New York 10017

----------------------------------------------------------------------------------
           SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
           ---------------------------------------------------------------------------------

DIRECTORS
CHARLES F. BARBER
Consultant; formerly Chairman;
ASARCO Incorporated

CAROL L. COLMAN
President, Colman Consulting Co., Inc.

DANIEL P. CRONIN
Vice President-General Counsel,
Pfizer International Inc.

HEATH B. MCLENDON
Chairman and President, Managing Director,
Smith Barney Inc.; President and Director,
Mutual Management Corp. and Travelers Investment Adviser, Inc.; Chairman of Smith Barney Strategy Advisers Inc.

OFFICERS
HEATH B. MCLENDON
Chairman and President

LEWIS E. DAIDONE
Executive Vice President
and Treasurer

JAMES E. CRAIGE
Executive Vice President

THOMAS K. FLANAGAN
Executive Vice President

MAUREEN O'CALLAGHAN
Executive Vice President

BETH A. SEMMEL
Executive Vice President

PETER J. WILBY
Executive Vice President

ANTHONY PACE
Assistant Controller


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